UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Altitude Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALTITUDE ACQUISITION CORP.

400 Perimeter Center Terrace, Suite 151

Atlanta, Georgia 30346

NOTICE OF ANNUAL MEETING

TO BE HELD ON APRIL 7, 2023

TO THE STOCKHOLDERS OF ALTITUDE ACQUISITION CORP.:

You are cordially invited to attend the annual meeting (the “Annual Meeting”) of stockholders of Altitude Acquisition Corp. (the “Company,” “we,” “us” or “our”), to be held at 10 a.m. Eastern Time, on April 7, 2023. The Annual Meeting will be held virtually, at https://www.cstproxy.com/altitudeac/2023. At the Annual Meeting, the stockholders will consider and vote upon the following proposals:

1.

To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation, as amended (our “charter”), to extend the date (the “Outside Date”) by which the Company must consummate a business combination (as defined below) (the “Extension”) from April 11, 2023 (the “Current Outside Date”) monthly up to eight (8) times for an additional one month each time, up to December 11, 2023 (the “Extended Date”) (the “Extension Amendment Proposal”).

2.

To amend (the “Founder Share Amendment”) the charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock” or “founder shares”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share (“Class A common stock”) on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”).

3.

To amend (the “Redemption Limitation Amendment”) the charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation Amendment Proposal”).

4.	To re-elect Hilton Sturisky as a Class I director to serve for a term of three years or until his successor is duly elected or appointed and qualified (the “Director Election Proposal”).

5.

To approve the adjournment of the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, Founder Share Amendment Proposal, Redemption Limitation Amendment Proposal, or Director Election Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Approval of the Extension Amendment Proposal is a condition to implementing the Extension, approval of the Founder Share Amendment Proposal is a condition to implementing the Founder Share Amendment, and approval of the Redemption Limitation Amendment Proposal is a condition to implementing the Redemption Limitation Amendment. Additionally, the Founder Share Amendment Proposal and Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal, Director Election Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.

The Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/altitudeac/2023. Please see “Questions and Answers about the Annual Meeting — How do I attend the Annual Meeting?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE FOUNDER SHARE AMENDMENT, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL, THE DIRECTOR ELECTION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

If the Extension Amendment Proposal is approved, the Extension Amendment would allow us, without another stockholder vote, to elect to extend the Outside Date on a monthly basis eight (8) additional times until December 11, 2023, or a total of up to eight (8) months after the Current Outside Date by resolution of the Company’s board of directors (the “Board”), if requested by Altitude Acquisition Holdco LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the Outside Date.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). The Company’s prospectus for its initial public offering (“IPO”) and its charter initially provided that the Company had until June 11, 2022, or 18 months after the closing date of its IPO, to complete a business combination. On June 10, 2022, the Company’s stockholders approved an amendment to the charter to provide that it would have until October 11, 2022 to complete a business combination. On October 6, 2022, the Company’s stockholders approved a second amendment to the charter to provide that it would have until April 11, 2023 to complete a business combination. The Board currently believes that there will not be sufficient time for the Company to consummate an initial business combination by the Current Outside Date. On December 9, 2022 the Company entered into a letter of intent with a target (the “LOI Target”) that is non-binding with respect to all its material terms, except with respect to provisions regarding a limited period of exclusivity. The LOI Target, a leader in its medical device field with a product that is commercially available and approved for use in over 30 countries, seeks additional expansion in the U.S. and globally. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to further extend the Current Outside Date.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversions would give the Company further flexibility to retain stockholders and meet the continued listing requirements of the Nasdaq Stock Market (“Nasdaq”) following any stockholder redemptions in connection with the Extension. If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Sponsor has informed the Company that it expects to convert all of the shares of Class B common stock into Class A common stock prior to any redemption described below. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the trust account (as defined below) as a result of its ownership of any shares of Class A common stock.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) in order to consummate the Extension and the business combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the shares of Class A common stock initially issued as part of the units sold in the Company’s initial public offering (the “public shares”) would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination.

The purpose of the Director Election Proposal is to re-elect Hilton Sturisky as a Class I director to serve for a term of three years or until his successor is duly elected or appointed and qualified.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension

Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, or the Director Election Proposal or if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote of 65% of the Company’s outstanding Class A common stock and Class B common stock (together, the “common stock”), voting together as a single class, will be required to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. Approval of the Director Election Proposal requires a plurality of the votes cast by stockholders represented in person (including virtually) or by proxy at the Annual Meeting. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Annual Meeting.

As of the date of this proxy statement, the Sponsor holds approximately 82% of the Company’s outstanding common stock and 100% of the Company’s outstanding Class B common stock. Accordingly, the Sponsor will be able to approve the Extension Amendment Proposal, Founder Share Amendment Proposal, Redemption Limitation Amendment Proposal, Director Election Proposal and Adjournment Proposal even if no other shares are voted in favor of such proposals.

Our Board has fixed the close of business on March 16, 2023 (“Record Date”) as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the Record Date, there were 1,672,102 outstanding shares of the Company’s Class A common stock and 7,500,000 outstanding shares of the Company’s Class B common stock. The Company’s warrants do not have voting rights in connection with any of the proposals being presented to our stockholders at the Annual Meeting. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

If the Extension Amendment Proposal is approved, and the Extension is implemented, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”), including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public stockholders vote for or against the Extension Amendment Proposal, or do not vote at all, and regardless of whether they hold their shares on the Record Date. If the Extension is implemented, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not elect to redeem their shares would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $10.07. The closing price of the Company’s Class A common stock on Nasdaq on March 16, 2023, the Record Date, was $10.06. Accordingly, if the market price were to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.01 more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal, and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” each of the proposals.

Under the charter, no other business may be transacted at the Annual Meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal, the Adjournment Proposal and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the Annual Meeting.

March 23, 2023	By Order of the Board of Directors,

/s/ Gary Teplis
Gary Teplis
President, Chief Executive Officer and Director

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Your abstention or failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal, Founder Share Amendment Proposal and Redemption Limitation Amendment Proposal, and will have no effect on the Director Election Proposal or Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 7, 2023: This notice of meeting, the accompanying proxy statement and the Copmany’s Annual Report on Form 10-K for the year ended December 31, 2022 are being made available on or about March 23, 2023 at https://www.cstproxy.com/altitudeac/2023.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON APRIL 5, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE ANNUAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

ALTITUDE ACQUISITION CORP.

400 Perimeter Center Terrace, Suite 151

Atlanta, Georgia 30346

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 7, 2023

You are cordially invited to attend the annual meeting (the “Annual Meeting”) of stockholders of Altitude Acquisition Corp. (the “Company,” “we,” “us” or “our”), to be held at 10 a.m. Eastern Time, on April 7, 2023. The Annual Meeting will be held virtually, at https://www.cstproxy.com/altitudeac/2023. At the Annual Meeting, the stockholders will consider and vote upon the following proposals:

1.

To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation, as amended (our “charter”) to extend the date (the “Outside Date”) by which the Company must consummate a business combination (as defined below) (the “Extension”) from April 11, 2023 (the “Current Outside Date”) monthly up to eight (8) times for an additional one month each time, December 11, 2023 the “Extended Date”) (the “Extension Amendment Proposal”).

2.

To amend (the “Founder Share Amendment”) the charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock” or “founder shares”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share (“Class A common stock”) on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”).

3.

To amend (the “Redemption Limitation Amendment”) the charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares (as defined below) that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation Amendment Proposal”).

4.	To re-elect Hilton Sturisky as a Class I director to serve for a term of three years or until his successor is duly elected or appointed and qualified (the “Director Election Proposal”).

5.

To approve the adjournment of the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, Founder Share Amendment Proposal, Redemption Limitation Amendment Proposal, or Director Election Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Approval of the Extension Amendment Proposal is a condition to implementing the Extension, approval of the Founder Share Amendment Proposal is a condition to implementing the Founder Share Amendment, and approval of the Redemption Limitation Amendment Proposal is a condition to implementing the Redemption Limitation Amendment. Additionally, the Founder Share Amendment Proposal and Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal, Director Election Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.

If the Extension Amendment Proposal is approved, the Extension Amendment would allow us, without another stockholder vote, to elect to extend the Outside Date on a monthly basis eight (8) additional times until December 11, 2023, or a total of up to eight (8) months after the Current Outside Date by resolution of the Company’s board of directors (“Board”), if requested by Altitude Acquisition Holdco LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the Outside Date.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). The Company’s prospectus for its initial public offering (the “IPO”) and its charter initially provided that the Company had until

June 11, 2022, or 18 months after the closing date of its IPO, to complete a business combination. On June 10, 2022, the Company’s stockholders approved an amendment to the charter to provide that it would have until October 11, 2022 to complete a business combination. On October 6, 2022, the Company’s stockholders approved a second amendment to the charter to provide that it would have until April 11, 2023 to complete a business combination. The Board currently believes that there will not be sufficient time for the Company to consummate an initial business combination by the Current Outside Date. On December 9, 2022 the Company entered into a letter of intent with a target (the “LOI Target”) that is non-binding with respect to all its material terms, except with respect to provisions regarding a limited period of exclusivity. The LOI Target, a leader in its medical device field with a product that is commercially available and approved for use in over 30 countries, seeks additional expansion in the U.S. and globally. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to further extend the Current Outside Date.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversions would give the Company further flexibility to retain stockholders and meet the continued listing requirements of the Nasdaq Stock Market (“Nasdaq”) following any stockholder redemptions in connection with the Extension. If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Sponsor has informed the Company that it expects to convert all of the shares of Class B common stock into Class A common stock prior to any redemption. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the trust account (as defined below) as a result of its ownership of any shares of Class A common stock.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) in order to consummate the Extension and the business combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the shares of Class A common stock initially issued as part of the units sold in the Company’s initial public offering (the “public shares”) would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination.

The purpose of the Director Election Proposal is to re-elect Hilton Sturisky as a Class I director to serve for a term of three years or until his successor is duly elected or appointed and qualified.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Director Election Proposal or if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote of 65% of the Company’s outstanding Class A common stock and Class B common stock (together, the “common stock”), voting together as a single class, will be required to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. Approval of the Director Election Proposal requires a plurality of the votes cast by stockholders represented in person (including virtually) or by proxy at the Annual Meeting. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Annual Meeting.

As of the date of this proxy statement, the Sponsor holds approximately 82% of the Company’s outstanding common stock and 100% of the Company’s outstanding Class B common stock. Accordingly, the Sponsor will be able to approve the Extension Amendment Proposal, Founder Share Amendment Proposal, Redemption Limitation Amendment Proposal, Director Election Proposal and Adjournment Proposal even if no other shares are voted in favor of such proposals.

Our Board has fixed the close of business on March 16, 2023 (the “Record Date”) as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the Record Date, there were 1,672,102 outstanding shares of the Company’s Class A common stock and 7,500,000 outstanding shares of the Company’s Class B common stock. The Company’s warrants do not have voting rights in connection with any of the proposals being presented to our stockholders at the Annual Meeting. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

If the Extension Amendment Proposal is approved, and the Extension is implemented, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”), including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public stockholders vote for or against the Extension Amendment Proposal, or do not vote at all, and regardless of whether they hold their shares on the Record Date. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not elect to redeem their shares would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the trust account will be approximately $10.07. The closing price of the Company’s Class A common stock on Nasdaq on March 16, 2023, the Record Date, was $10.06. Accordingly, if the market price were to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.01 more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

Our Sponsor, officers and directors (the “initial stockholders”) have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the Company’s charter.

If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

This proxy statement contains important information about the Annual Meeting and the proposals to be voted on at the Annual Meeting. Please read it carefully and vote your shares.

This proxy statement is dated March 23, 2023 and is first being mailed to stockholders on or about March 23, 2023.

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•	our ability to complete an initial business combination;

•	the anticipated benefits an initial business combination;

•

our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a business combination, as a result of which they would then receive expense reimbursements or other benefits;

•	our potential ability to obtain additional financing, if needed, to complete a business combination;

•	our public securities’ potential liquidity and trading;

•	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance; or

•	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire proxy statement, including the annex to this proxy statement.

Q: Why am I receiving this proxy statement?

A: This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Annual Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.

The Company is a blank check company formed in 2020 for the purpose of entering into a business combination with one or more businesses or entities. On December 11, 2020, the Company consummated its IPO of 30,000,000 units, each consisting of one share of Class A common stock and one-half of one redeemable warrant including the issuance of 3,900,000 units as a result of the partial exercise of the underwriters’ over-allotment option, at $10.00 per unit generating gross proceeds of $300,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 8,000,000 private placement warrants (the “private placement warrants”) at a price of $1.00 per warrant in a private placement to our Sponsor, generating gross proceeds to the Company of $8,000,000.

Following the closing of the IPO on December 11, 2020, an amount of $300,000,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the trust account, which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. On December 5, 2022, to mitigate the risk of being viewed as operating as an unregistered investment company, we instructed Continental Trust Stock Transfer and Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in an interest-bearing bank deposit account. Such funds will be held in trust until the earlier of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s charter, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the period provided in our charter. Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case such date was initially June 11, 2022.

The Company was unable to complete a qualifying business combination by June 11, 2022 and on June 10, 2022, the Company’s stockholders approved an amendment to the charter to provide that the Company would have until October 11, 2022 to complete a business combination. In connection with such amendment, the Company offered public stockholders the right to have their public shares converted into a pro rata portion of the trust account and stockholders holding an aggregate of 24,944,949 public shares exercised their right to redeem their shares at a redemption price of approximately $10.01 per share, or a total of $249,614,847 of the funds held in the Company’s trust account.

The Company was also unable to complete a qualifying business combination by October 11, 2022 and on October 6, 2022 the Company’s stockholders approved an amendment to the charter to provide that the Company would have until April 11, 2023 to complete a business combination. In connection with such amendment, the Company offered public stockholders right to have their public shares converted into a pro rata portion of the trust account and stockholders holding an aggregate of 3,382,949 public shares exercised their right to redeem their shares at a redemption price of approximately $10.05 per share, or a total of $34,009,688.61 of the funds held in the Company’s trust account. Accordingly, as of the Record Date, the Company has approximately $16,851,595.93 of cash remaining in the trust account.

Our Board has determined that it is in the best interests of the Company’s stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete a business combination. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

Q: Why does the Company need to hold an Annual Meeting?

A; The Annual Meeting is also being held, in part, to satisfy the Annual Meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an Annual Meeting of stockholders for the election of directors.

In addition to sending our stockholders this proxy statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2022 so that at the Annual Meeting our stockholders may discuss and ask questions of the Company with respect to our financial statements.

Q: What is being voted on?

A: You are being asked to vote on the following proposals:

1.

The Extension Amendment Proposal: To amend the charter to extend the date by which the Company must consummate a business combination from April 11, 2023 monthly up to eight (8) times for an additional one month each time, December 11, 2023.

2.

The Founder Share Amendment Proposal: To amend the charter to provide for the right of a holder of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock of the Company on a one-to-one basis at any time and from time to time at the election of the holder.

3.

The Redemption Limitation Amendment Proposal: To amend the charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions.

4.	The Director Election Proposal: To re-elect Hilton Sturisky as a Class I director to serve for a term of three years or until his successor is duly elected or appointed and qualified.

5.

The Adjournment Proposal: To approve the adjournment of the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, Founder Share Amendment Proposal, Redemption Limitation Amendment Proposal, or Director Election Proposal or if we determine that additional time is necessary to effectuate the Extension.

Q: What are the purposes of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal and the Adjournment Proposal?

A: The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination. The Company’s prospectus for its IPO and its charter initially provided that the Company had until June 11, 2022, or 18 months after the closing date of its IPO, to complete a business combination. On June 10, 2022, the Company’s stockholders approved an amendment to the charter to provide that it would have until October 11, 2022 to complete a business combination. On October 6, 2022, the Company’s stockholders approved a second amendment to the charter to provide that it would have until the

Current Outside Date to complete a business combination. The Company’s Board currently believes that there will not be sufficient time for the Company to consummate an initial business combination by the Current Outside Date. On December 9, 2022 the Company entered into a letter of intent with the LOI Target that is non-binding with respect to all its material terms, except with respect to provisions regarding a limited period of exclusivity. The LOI Target, a leader in its medical device field with a product that is commercially available and approved for use in over 30 countries, seeks additional expansion in the U.S. and globally. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to further extend the Current Outside Date.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversions would give the Company further flexibility to retain stockholders and meet Nasdaq continued listing requirements following any stockholder redemptions in connection with the Extension If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Sponsor has informed the Company that it expects to convert all of the shares of Class B common stock into Class A common stock prior to any redemption. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the trust account as a result of its ownership of any shares of Class A common stock.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the Extension and the business combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination.

The purpose of the Director Election Proposal is to re-elect Hilton Sturisky as a Class I director to serve for a term of three years or until his successor is duly elected or appointed and qualified.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension is implemented, such approval will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account after such withdrawal and the amount remaining in the trust account may be only a fraction of the $16,851,595.93 (including interest but less the funds used to pay taxes) that was in the trust account as of the Record Date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q: Why should I vote for the Extension Amendment Proposal?

A: Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a business combination, monthly, until the Extended Date.

Our charter provides that if the our stockholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination by the Current Outside Date, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Q: Why should I vote for the Founder Share Amendment Proposal?

A: Our Board believes that our stockholders will benefit from providing the ability to convert the founder shares at any time prior to a business combination. This flexibility may aid the Company in retaining investors and meeting Nasdaq continued listing requirements necessary to continue to pursue a business combination.

Our Board recommends that you vote “FOR” the Founder Share Amendment Proposal.

Q: Why should I vote for the Redemption Limitation Amendment Proposal?

A: Our Board believes that our stockholders will benefit from eliminating the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the Extension and a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption (including as a result of the Redemption Limitation Amendment Proposal) such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, we would be unable to consummate the business combination.

Our Board recommends that you vote “FOR” the Redemption Limitation Amendment Proposal.

Q: Why should I vote for the Director Election Proposal?

A: Our Board is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Hilton Sturisky, will expire at this Annual Meeting. We believe the stockholders would benefit from Mr. Sturisky serving another term as a Class I Director.

Our Board recommends that you vote “FOR” the Director Election Proposal.

Q: Why should I vote for the Adjournment Proposal?

A: If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, Founder Share Amendment Proposal, Redemption Limitation Amendment Proposal, or Director Election Proposal or if we determine that additional time is necessary to effectuate the Extension.

Our Board recommends that you vote “FOR” the Adjournment Proposal.

Q: How do the Company insiders intend to vote their shares?

A: The initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of each of the proposals. The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the Record Date, the Sponsor beneficially owned and was entitled to vote 7,500,000 founder shares, which represents approximately 82% of the Company’s issued and outstanding common stock and 100% of the outstanding Class B common stock. Accordingly, the Sponsor will be able to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal and the Adjournment Proposal even if no public shares are voted in favor of such proposal.

In addition, the Sponsor or the Company’s officers, directors, advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the Annual Meeting, although they are under no obligation to do so. Such public shares purchased by the Sponsor or its affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $10.07 per share and (b) would not be (i) voted by such persons at the Annual Meeting or (ii) redeemable by them. Any such purchases that are completed after the Record Date for the Annual Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals described in this proxy statement and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that no higher than the per-share pro rata portion of the trust account. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non- public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Q: Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal, and, if presented, the Adjournment Proposal?

A: Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal.

Q: What vote is required to adopt the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

A: The affirmative vote of 65% of the Company’s outstanding common stock voting together as a single class, will be required to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment will not be implemented if the Extension Amendment Proposal is not approved. The Extension Amendment Proposal is not conditioned on the approval of any other proposal.

As of the date of this proxy statement, the Sponsor holds approximately 82% of the Company’s outstanding common stock. Accordingly, the Sponsor will be able to approve the Extension Amendment Proposal and Redemption Limitation Amendment Proposal even if no other shares are voted in favor of such proposals.

If the Extension Amendment Proposal is approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, by following the procedures described elsewhere in this proxy statement.

Q: What vote is required to adopt the Founder Share Amendment Proposal?

A: Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment will not be implemented if the Extension Amendment Proposal is not approved. As of the date of this proxy statement, the Sponsor holds approximately 82% of the Company’s outstanding common stock and 100% of the Company’s outstanding Class B common stock. Accordingly, the Sponsor will be able to approve the Founder Share Amendment Proposal even if no public shares are voted in favor of such proposal.

Q: What vote is required to adopt the Director Election Proposal?

A: Approval of the Director Election Proposal requires a plurality of the votes cast by stockholders represented in person (including virtually) or by proxy at the Annual Meeting. The Sponsor will be able to approve the Director Election Proposal even if no public shares are voted in favor of such proposal.

Q: What vote is required to adopt the Adjournment Proposal?

A: Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Annual Meeting. The Sponsor will be able to approve the Adjournment Proposal even if no public shares are voted in favor of such proposal.

Q: What happens if I sell my public shares or units before the Annual Meeting?

A: The March 16, 2023 Record Date is earlier than the date of the Annual Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the Record Date, but before the Annual Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Annual Meeting. If you transfer your public shares prior to the Record Date, you will have no right to vote those shares at the Annual Meeting. If you acquired your public shares after the Record Date, you will still have an opportunity to redeem them if you so decide.

Q: What if I don’t want to vote for the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal and/or the Adjournment Proposal?

A: If you do not want the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

If you do not want the Director Election Proposal or Adjournment Proposal to be approved, you must vote against the proposal. Abstentions and non-votes but will have no effect on the outcome of the Director Election Proposal or the Adjournment Proposal.

Q: Will you seek any further extensions to liquidate the trust account?

A: Other than the Extension as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination, although it may determine to do so in the future.

Q: What happens if the Extension Amendment Proposal, the Founder Share Amendment Proposal and/or the Redemption Limitation Amendment Proposal are not approved?

A: If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

If the Founder Share Amendment Proposal is not approved, the Founder Share Amendment will not be implemented and the Sponsor will not be permitted to convert its shares of Class B common stock into shares of Class A common stock before the completion of our initial business combination.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Extension or a business combination. If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

The initial stockholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the charter.

Q: If the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, what happens next?

A: If the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded and the Company will continue to attempt to consummate an initial business combination until the Extended Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by the Sponsor through the founder shares.

Q: How are the funds in the trust account currently being held?

A: With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO registration statement or that does not complete its initial business combination within 24 months after such date. While the funds in the trust account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act, to mitigate the risk of being viewed as operating as an unregistered investment company on December 5, 2022, we instructed Continental Trust Stock Transfer and Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in an interest-bearing bank deposit account until the earlier of the consummation of a business combination or our liquidation. Following the liquidation of the trust account assets, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future, and those stockholders who elect not to redeem their public shares in connection with the Extension Amendment will receive no more than the same per share amount, without additional interest, if they redeem their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed their public shares in connection with the Extension Amendment.

For more information, see the section entitled “Risk Factors – If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on December 5, 2023, we instructed Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the trust account, which would reduce the dollar amount that our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.”

Q: If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

A: Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

Q: When and where is the Annual Meeting?

A: The Annual Meeting will be held at 10 a.m. Eastern Time, on April 7, 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the Annual Meeting by visiting https://www.cstproxy.com/altitudeac/2023 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the Annual Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 2609318#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The Annual Meeting will be held in virtual meeting format only. You will not be able to attend the Annual Meeting physically.

Q: How do I attend the virtual Annual Meeting, and will I be able to ask questions?

A: If you are a registered stockholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual

Annual Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below. The transfer agent support contact information is as follows: 917-262-2373, or email spacredemptions@continentalstock.com.

You can pre-register to attend the virtual meeting starting March 31, 2023 at 9:00 a.m. Eastern Time (five business days prior to the Annual Meeting date). Enter the URL address into your browser https://www.cstproxy.com/altitudeac/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Annual Meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the Annual Meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the Annual Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the Annual Meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the Annual Meeting by dialing 1 800-450-7155, within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 2609318#. This is listen only, you will not be able to vote or enter questions during the Annual Meeting.

Q: How do I vote?

A: If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the Annual Meeting or by submitting a proxy for the Annual Meeting. Whether or not you plan to attend the Annual Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual Meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: How do I change my vote?

A: If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Annual Meeting or by voting virtually at the Annual Meeting. Attendance at the Annual Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 400 Perimeter Center Terrace, Suite 151, Atlanta, Georgia 30346, Attn: Gary Teplis, President and Chief Executive Officer.

Q: How are votes counted?

A: Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” or “WITHHOLD” votes, abstentions and broker non-votes for the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, Director Election Proposal and Adjournment Proposal.

Approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote of the stockholders holding at least 65% of the shares of common stock outstanding on the Record Date, voting together as a single class. Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. Approval of the Director Election Proposal requires a plurality of the votes cast by stockholders represented in person (including virtually) or by proxy at the Annual Meeting. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Annual Meeting. As of the date of this proxy statement, the Sponsor holds approximately 82% of the Company’s outstanding common stock and 100% of the Company’s outstanding Class B common stock. Accordingly, the Sponsor will be able to approve the Extension Amendment Proposal, Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, Director Election and Adjournment Proposal even if no public shares are voted in favor of such proposals.

Q: If my shares are held in “street name,” will my broker automatically vote them for me?

A: No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and Director Election Proposal are non-routine matters, while the Adjournment Proposal, if presented, will be considered a routine matter.

For non-routine matters your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Director Election Proposal. Broker non-votes will have the same effect as a vote AGAINST the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, but will have no effect on the Director Election Proposal; however, since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

Q: What is a quorum requirement?

A: A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the Record Date entitled to vote, including those shares held as a constituent part of our units, are represented virtually or by proxy at the Annual Meeting.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the Annual Meeting may adjourn the Annual Meeting to another date.

Q: Who can vote at the Annual Meeting?

A: Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on March 16, 2023, the Record Date, are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, 1,672,102 public shares and 7,500,000 shares of Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: What interests do the Company’s directors and executive officers have in the approval of the proposals presented in this proxy statement?

A: The Company’s directors and executive officers have interests in the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Director Election Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Officers.”

Q: Do I have appraisal rights?

A: Stockholders do not have appraisal rights in connection with any of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Director Election Proposal or, if presented, the Adjournment Proposal under the DGCL.

Q: What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

A: If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest income earned on the trust account (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.

Q: What happens to the Company warrants if the Extension Amendment Proposal, Redemption Limitation Amendment Proposal and Founder Share Amendment Proposal are approved?

A: If the Extension Amendment Proposal, Redemption Limitation Amendment Proposal and Founder Share Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded and the Company will continue its efforts to consummate a business combination until the Extended Date. The warrants will remain outstanding in accordance with their terms.

Q: How do I redeem my public shares?

A: If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved and the Extension is implemented. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m. Eastern Time, on April 5, 2023 (two business days prior to the scheduled vote at the Annual Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the Record Date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on April 5, 2023 (two business days before the scheduled vote at the Annual Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Annual Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

Q: If I am a unit holder, can I exercise redemption rights with respect to my units?

A: No. Holders of outstanding units must separate the underlying public shares and public warrants (as defined below) prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Q: Who is paying for this proxy solicitation?

A: The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Annual Meeting. The Company has agreed to pay Morrow Sodali a fee of $15,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q: Where do I find the voting results of the Annual Meeting?

A: We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Q: Who can help answer my questions?

A; If you have questions about the proposals or if you need additional copies of the proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 or the enclosed proxy card you should contact:

Altitude Acquisition Corp.

400 Perimeter Center Terrace, Suite 151

Atlanta, Georgia 30346

Attn: Gary Teplis

Telephone: (800) 950-2950

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: ALTU.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 23, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, the Company expects to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash or public float to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The ability of our public stockholders to exercise redemption rights if the Extension Amendment Proposal is approved with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell your Class A common stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares if the Extension Amendment Proposal is approved.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) became law, which, among other things, imposes a new U.S. federal 1% excise tax on certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign (i.e., non-U.S.) corporations (each, a “covered corporation”). The excise tax will apply to repurchases occurring in 2023 and beyond. Because we are a Delaware corporation and our securities are trading on Nasdaq, we are a “covered corporation” for this purpose. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of Treasury has authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. On December 27, 2022, the U.S. Department of the Treasury issued a notice that provides interim operating rules for the excise tax, including rules governing the calculation and reporting of the excise tax, on which taxpayers may rely until the forthcoming proposed Treasury regulations addressing the excise tax are published. Although such notice clarifies certain aspects of the excise tax, the interpretation and operation of other aspects of the excise tax remain unclear, and such interim operating rules are subject to change.

Whether and to what extent we would be subject to the excise tax on a redemption of our stock would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the excise tax, (ii) the fair market value of the redemption treated as a repurchase of stock in connection with an initial business combination, (iii) the nature and amount of the equity issued, if any, by us (whether in connection with an initial business combination or otherwise) within the same taxable year of the redemption treated as a repurchase of stock, and (iv) the content of forthcoming regulations and other guidance from the U.S. Department of the Treasury. As noted above, the excise tax is imposed on the repurchasing corporation itself, not the stockholders from which shares are repurchased, and only limited guidance on the mechanics of any required reporting and payment of the excise tax on which taxpayers may rely have been issued to date. The imposition of the excise tax could reduce the amount of cash available on hand to complete an initial business combination or for effecting redemptions, and may affect our ability to complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on December 5, 2022, we instructed Continental Stock Transfer & Trust Company to liquidate the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the trust account, which would reduce the dollar amount that our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Rule Proposals.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed our IPO in December 2020 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, on December 5, 2022, we instructed Continental Stock Transfer and Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in an interest-bearing bank deposit account until the earlier of the consummation of a business combination or our liquidation. Following such liquidation of the assets in our trust account, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future.

THE ANNUAL MEETING

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at 10 a.m. Eastern Time, on April 7, 2023. The Annual Meeting will be held virtually, at https://www.cstproxy.com/altitudeac/2023. At the Annual Meeting, the stockholders will consider and vote upon the following proposals.

1.

The Extension Amendment Proposal: To amend our charter to extend the date by which the Company must consummate a business combination from April 11, 2023 monthly up to eight (8) times for an additional one month each time, December 11, 2023.

2.

The Founder Share Amendment Proposal: To amend the charter to provide for the right of a holder of Class B common stock of the Company, to convert their shares of Class B common stock into shares of Class A common stock of the Company, on a one-to-one basis at any time and from time to time at the election of the holder.

3.

The Redemption Limitation Amendment Proposal: To amend charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions.

4.	The Director Election Proposal: To re-elect Hilton Sturisky as a Class I director to serve for a term of three years or until his successor is duly elected or appointed and qualified.

5.

The Adjournment Proposal: To approve the adjournment of the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, Founder Share Amendment Proposal, Redemption Limitation Amendment Proposal, or Director Election Proposal or if we determine that additional time is necessary to effectuate the Extension.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on March 16, 2023, the Record Date for the Annual Meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights. There will be no cumulative voting.

At the close of business on the Record Date, there were 9,172,102 outstanding shares of common stock, each of which entitles its holder to cast one vote per share.

Votes Required

The affirmative vote of 65% of the outstanding common stock, voting together as a single class, will be required to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. Approval of the Director Election Proposal requires a plurality of the votes cast by stockholders represented in person (including virtually) or by proxy at the Annual Meeting. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Annual Meeting.

As of the date of this proxy statement, the Sponsor holds approximately 82% of the Company’s outstanding common stock and 100% of the Company’s outstanding Class B common stock. Accordingly, the Sponsor will be able to approve the Extension Amendment Proposal, Founder Share Amendment Proposal, Redemption

Limitation Amendment Proposal, Director Election Proposal and Adjournment Proposal even if no other shares are voted in favor of such proposals. Approval of the Founder Share Amendment Proposal and Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal, Director Election Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Election Proposal and the Adjournment Proposal. Broker non-votes will have the same effect as “AGAINST” votes with respect to the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal but will have no effect on the Director Election Proposal. If you do not want the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. Since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

Voting

If you are a record owner of your shares, there are two ways to vote your shares at the Annual Meeting: you can vote your shares at the Annual Meeting by proxy or virtually.

If you are a record holder and wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Gary Teplis and Warren Hosseinion to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting virtually.

A special note for those who plan to attend the Annual Meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. If you wish to attend the Annual Meeting and vote in person or online and your shares are held in “street name,” you must obtain a legal proxy from your broker, bank or nominee. That is the only way the Company can be sure that the broker, bank or nominee has not already voted your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals set forth in this proxy statement, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to ALTU.info@investor.morrowsodali.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with Gary Teplis, President and Chief Executive Officer, at Altitude Acquisition Corp., 400 Perimeter Center Terrace, Suite 151 Atlanta, Georgia 30346, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Annual Meeting and voting virtually.

Simply attending the Annual Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the Annual Meeting. The Company has agreed to pay Morrow Sodali a fee of $15,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: ALTU.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the Annual Meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) of the Annual Meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 400 Perimeter Center Terrace, Suite 151 Atlanta, Georgia 30346. Our telephone number at such address is (800) 950-2950.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on August 12, 2020. In connection with our formation, we issued an aggregate of 7,500,000 founder shares to our Sponsor for an aggregate purchase price of $25,000.

On December 11, 2020, we consummated our IPO of 30,000,000 units, including 3,900,000 units issued to the underwriters based on a partial exercise of their over-allotment option. Each unit consists of one share of Class A common stock and one-half of one redeemable public warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $300,000,000.

Simultaneously with the consummation of the IPO, we completed the private sale of an aggregate of 8,000,000 private placement warrants to our Sponsor at a purchase price of $1.00 per warrant, generating gross proceeds of $8,000,000.

The prospectus for our IPO and our charter originally provided that we had until June 11, 2022, or 18 months after the closing of our IPO, to complete a business combination. We were not able to consummate an initial business combination by such date and on June 10, 2022, our stockholders approved an amendment to the charter to provide that we would have until October 11, 2022. In connection with this amendment, the Company offered public stockholders the right to have their public shares converted into a pro rata portion of the trust account and stockholders holding an aggregate of 24,944,949 public shares exercised their right to redeem their shares at a redemption price of approximately $10.01 per share, or a total of $249,614,847 of the funds held in the Company’s trust account.

The Company was also unable to complete a qualifying business combination by October 11, 2022 and on October 6, 2022 the Company’s stockholders approved an amendment to the charter to provide that the Company would have until April 11, 2023 to complete a business combination. In connection with such amendment, the Company offered public stockholders right to have their public shares converted into a pro rata portion of the trust account and stockholders holding an aggregate of 3,382,949 public shares exercised their right to redeem their shares at a redemption price of approximately $10.05 per share, or a total of $34,009,688.61 of the funds held in the Company’s trust account.

On December 5, 2022, to mitigate the risk of being viewed as operating as an unregistered investment company, we instructed Continental Trust Stock Transfer and Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in an interest-bearing bank deposit account. Such funds will be held in trust, Accordingly, as of the Record Date, the Company has approximately $16,851,595.93 of cash in the trust account.

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination. The Extension Amendment would allow us, without another stockholder vote, to elect to extend the Outside Date on a monthly basis eight (8) additional times until December 11, 2023, or a total of up to eight (8) months after the Current Outside Date by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the Outside Date. .

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination. The Company’s prospectus for its IPO and its charter initially provided that the Company had until June 11, 2022, or 18 months after the closing date of its IPO, to complete a business combination. On June 10, 2022, the Company’s stockholders approved an amendment to the charter to provide that it would have until October 11, 2022 to complete a business combination. On October 6, 2022, the Company’s stockholders approved a second amendment to the charter to provide that it would have until the Current Outside Date. The Company’s Board currently believes that there will not be sufficient time for the Company to consummate an initial business combination by the Current Outside Date. On December 9, 2022 the Company entered into a letter of intent with the LOI Target that is non-binding with respect to all its material terms, except with respect to provisions regarding a limited period of exclusivity. The LOI Target, a leader in its medical device field with a product that is commercially available and approved for use in over 30 countries, seeks additional expansion in the U.S. and globally. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to further extend the Current Outside Date.

If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The charter provides that the Company has until the Current Outside Date to complete a business combination. The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination, which our Board believes is in the best interest of our stockholders. On December 9, 2022 the Company entered into a letter of intent with the LOI Target that is non-binding with respect to all its material terms, except with respect to provisions regarding a limited period of exclusivity. The LOI Target, a leader in its medical device field with a product that is commercially available and approved for use in over 30 countries, seeks additional expansion in the U.S. and globally. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, since the Company will not be able to complete an initial business combination by the Current Outside Date, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the Current Outside Date.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The initial stockholders have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware to extend the time it has to complete a business combination. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $16,851,595.93 (including interest but less the funds used to pay taxes) that was in the trust account as of the Record Date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not elect to redeem would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON APRIL 5, 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE ANNUAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved and the Extension is implemented. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m. Eastern Time, on April 5, 2023 (two business days prior to the scheduled vote at the Annual Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (e-mail: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the Record Date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the

Annual Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of the Record Date, this would amount to approximately $10.07 per share. The closing price of the common stock on Nasdaq on March 16, 2023, the Record Date, was $10.06. Accordingly, if the market price were to remain the same until the date of the Annual Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.01 more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on April 5, 2023 (two business days before the scheduled vote at the Annual Meeting).

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Extension is not implemented and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the 7,500,000 founder shares, which were acquired by our Sponsor directly from the Company for an aggregate investment of $25,000, or approximately $0.003 per share, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $75,550,000 based on the last sale price of $10.6 on Nasdaq on March 16, 2023 (the Record Date);

•

If the Extension is not implemented and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with the terms of the warrant agreement governing our warrants, the 8,000,000 private placement warrants purchased by our Sponsor for an aggregate investment of $8,000,000, or $1.00 per warrant, will be worthless, as they will expire. The private placement warrants had an aggregate market value of $480,000 based on the last sale price of $0.06 on Nasdaq on March 16, 2023 (the Record Date);

•

Even if the trading price of the Class A common stock were as low as $1.07 per share, the aggregate market value of the founder shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by our Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Extension is not implemented and the Company liquidates without completing its initial business combination before April 11, 2023, the initial stockholders will lose their entire investment in us.

•

Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.00 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•

All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

All of the current members of our Board are expected to continue to serve as directors at least through the date of the Annual Meeting to approve a business combination and some are expected to continue to serve following a business combination as discussed above and receive compensation thereafter; and

•

The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. As of the date hereof, the Company has received a total of approximately $1,054,510 in advances from our Sponsor (the “Sponsor Advances”), and the Sponsor Advances remain outstanding as of the date of this proxy statement. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses, including the Sponsor Advances, if a business combination is not completed.

Additionally, if the Extension is implemented and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Extension Amendment Proposal, the Founder Share Amendment Proposal and Redemption Limitation Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the

Extension Amendment (including any redemption of the public shares in connection therewith if the Extension Amendment Proposal is approved) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to our Sponsor or its affiliates, officers or directors, or to any person of holding founder shares or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•	banks, financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•

partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the public shares through such a partnership or pass-through entity;

•	U.S. expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•	persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Extension Amendment Proposal and the exercise of their redemption rights with respect to their public shares in connection therewith.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Stockholders

A public stockholder who does not elect to redeem their public shares (including any public stockholder who votes in favor of the Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of Redeeming Stockholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “ —Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “ —Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “ —Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “ —Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “ —Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S.

Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•	a foreign corporation; or

•	an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the trust account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders—U.S. Holders—Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “ —Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “ —Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders—U.S. Holders—Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its public shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the public shares, which will be treated as described below under “ —Taxation of Redemption as a Sale of Public Shares.” In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “—Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States, provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “ —Generally,” unless:

(i)

the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

(ii)

such Non-U.S. Holder is an individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)

the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the public shares being disposed of, except, in the case where public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of public shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of public shares at all times within the shorter of the five-year period preceding such disposition of public shares or such Non-U.S. Holder’s holding period for such public shares. There can be no assurance that public shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to public shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to public shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate).

If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder generally will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate).

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of public shares that is treated as a sale for U.S. federal income tax purposes.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, public shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Thirty percent (30%) withholding under FATCA was scheduled to apply to payments of gross proceeds from the sale or other disposition of property that produces U.S.-source interest or dividends beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Such proposed regulations also delayed withholding on certain other payments received from other foreign financial institutions that are allocable, as provided for under final Treasury Regulations, to payments of U.S.-source dividends, and other fixed or determinable annual or periodic income. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. However, there can be no assurance that final Treasury Regulations will provide the same exceptions from FATCA withholding as the proposed Treasury Regulations.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Extension Amendment Proposal and the exercise of redemption rights in connection therewith.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension Amendment. As of the date of this proxy statement, the Sponsor holds approximately 82% of the Company’s outstanding common stock.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment.

In addition, the Sponsor or the Company’s officers, directors, advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the Annual Meeting, although they are under no obligation to do so. Such public shares purchased by the Sponsor or its affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $10.07 per share and (b) would not be (i) voted by such persons at the Annual Meeting or (ii) redeemable by them. Any such purchases that are completed after the Record Date for the Annual Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals described in this proxy statement and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that no higher than the per-share pro rata portion of the trust account. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal—Interests of the Company’s Directors and Officers” for a further discussion.

PROPOSAL NO. 2 — THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to allow the Company to convert the founder shares to Class A Common Stock for a one-for-one basis at any point prior to the business combination at the option of the holder.

Upon conversion of the founder shares to Class A Common Stock, such Class A Stock Common converted from founder shares shall not be entitled to receive funds from the trust account through redemptions or otherwise.

A copy of the proposed amendments to the charter is attached to this proxy statement as Annex A.

Reasons for the Founder Share Amendment Proposal

The Company’s charter provides that the holders of Class B common stock can convert their shares of Class B common stock to Class A common stock upon the consummation of a business combination on a one-to-one basis at the option of the holder. The purpose of the Founder Share Amendment Proposal is to allow conversion of the founder shares at any time prior to a business combination. This flexibility may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue the Business Combination.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Founder Share Amendment. The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment will not be implemented if the Extension Amendment Proposal is not approved. As of the date of this proxy statement, the Sponsor holds approximately 82% of the Company’s outstanding common stock. Approval of the Founder Share Amendment Proposal is a condition to the implementation of the Founder Share Amendment. If the Founder Share Amendment Proposal is not approved, the Founder Share Amendment will not be implemented and the Sponsor will not be permitted to convert its shares of Class B common stock into shares of Class A common stock before the completion of our initial business combination.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Founder Share Amendment.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Founder Share Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal—Interests of the Company’s Directors and Officers” for a further discussion.

PROPOSAL NO. 3 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to eliminate the requirement that the Company have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) in order to consummate the business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Redemption Limitation Amendment Proposal. A copy of the proposed amendments to the charter is attached to this proxy statement in Annex A.

Reasons for the Redemption Limitation Amendment Proposal

Our Board believes the opportunity to consummate a business combination is in the best interests of the Company and its shareholders.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Extension or a business combination. If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met.

Required Vote

Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Amendment Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment will not be implemented if the Extension Amendment Proposal is not approved. As of the date of this proxy statement, the Sponsor and an affiliate of the Company’s Chief Executive Officer, holds approximately 82% of the Company’s outstanding common stock and 100% of the Company’s outstanding Class B common stock. Accordingly, the Sponsor will be able to approve the Redemption Limitation Amendment Proposal even if no public shares are voted in favor of the proposal. Approval of the Redemption Limitation Amendment Proposal is a condition to the implementation of the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation Amendment will not be implemented.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Redemption Limitation Amendment.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Redemption Limitation Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal—Interests of the Company’s Directors and Officers” for a further discussion.

PROPOSAL NO. 4 — THE DIRECTOR ELECTION PROPOSAL

Overview

Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first Annual Meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Hilton Sturisky, will expire at this Annual Meeting. The term of office of our second class of directors, consisting of Michel Taride, will expire at the Annual Meeting of stockholders to be held in 2024. The term of office of the third class of directors, consisting of Gary Teplis and Warren Hosseinion, will expire at the Annual Meeting of stockholders to be held in 2025.

At the Annual Meeting, one Class I director will be elected to the Board to serve for the ensuing three-year period or until a successor is elected or appointed and qualified or his earlier resignation or removal. The Board has nominated Mr. Sturisky for re-election as Class I director, to hold office for a term of three years, or until his successor is elected or appointed and qualified. The biography of Mr. Sturisky is set forth below.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as director of the nominee unless the nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by our Board. We have no reason to believe the nominee will be unavailable or, if elected, will decline to serve.

Required Vote

The approval of the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Annual Meeting will have no effect on the outcome of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. As of the date of this proxy statement, the Sponsor holds approximately 82% of the Company’s outstanding common stock. Accordingly, the Sponsor will be able to approve the Adjournment Proposal even if no public shares are voted in favor of such proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Director Election Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Director Election Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE DIRECTOR ELECTION PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal—Interests of the Company’s Directors and Officers” for a further discussion.

Information About Directors, Executive Officers and Nominee

Our executive officers, directors, and director nomine are as follows:

NAME	AGE	POSITION
Gary Teplis	54	President, Chief Executive Officer and Director
Farris Griggs	51	Chief Financial Officer
Hilton Sturisky	52	Director, Director Nominee
Michel Taride	66	Director
Warren Hosseinion	46	Chairman of the Board

Gary Teplis has served as our President, Chief Executive Officer and Director since our inception on August 12, 2020. Mr. Teplis currently serves as the Chief Executive Officer of Teplis Travel. During Mr. Teplis’s tenure as Chief Executive Officer of Teplis Travel, which began in 2010, revenues have grown by almost 56% through the end of fiscal year 2019, and Teplis Travel became one of the top 25 TMCs in the United States. Mr. Teplis has been an avid public equity, private equity and angel investor in a multitude of industries for many years. He was an investor in Travelscape, which was successfully sold to Expedia at a premium. In addition, Mr. Teplis was also a lead investor in the development of Under Armour’s global corporate headquarters in Baltimore, Maryland. We believe that Mr. Teplis is well qualified to serve on our Board due to his service as our President and Chief Executive Officer and the breadth of his experience as an investor.

Farris Griggs has served as our Chief Financial Officer since our inception. Mr. Griggs currently serves as the Chief Financial Officer and Vice President of Finance at Teplis Travel where he is tasked with key financial decision making. Mr. Griggs joined Teplis Travel after a very successful 20-year tenure with the Finance Leadership team at BCD Travel, a global leader in business travel with $27.1 billion in sales. Mr. Griggs is well qualified to serve as our Chief Financial Officer due to his over twenty years of experience in the business travel industry.

Hilton Sturisky has served on our board of directors since December 2020. Most recently, Mr. Sturisky was the CIO at William Hill a leading sports better company. Mr. Sturisky has extensive travel industry experience as he has served as the CIO at Crawford and Company, Spirit Airlines and BCD Travel. Mr. Sturisky has also held leadership roles at Pfizer Pharmaceuticals and The Coca-Cola Company. Mr. Sturisky has spent his career restructuring large scale operating models involving disparate IT functions and legacy systems in high transaction complex environments. He holds a degree from the University of Witwatersrand in Johannesburg, South Africa, as well as graduate degrees from Emory University and Georgia Tech. Mr. Sturisky is well-qualified to sit on our board of directors due to the fact that he is well versed in leveraging digital technology to enhance customer experience, obtain insight from data, and drive aggressive growth and innovation across diverse industries.

Michel Taride has served on our board of directors since December 2020. Mr. Taride currently serves as a Strategic Advisor in Travel, Tourism and Smart Mobility at Orfeo Advisors and as a Senior Advisor at Drake Star, Drive TLV and a Partner at NextGear Ventures, an Israeli based VC fund. He is also an Operating Partner at C4 Ventures and a Strategic Advisor at Knighthood Capital Partners. Previously, Mr. Taride was the Group President of Hertz International, the leading global car rental brand, where he was responsible for all of Hertz’s wholly-owned and franchise operations in 150 countries across all continents other than North America. Mr. Taride has served on the Global Travel & Tourism Partnership Advisory Board for over a decade and has acted as chairman for the last eight years. Mr. Taride is also an Ambassador for the World Travel and Tourism Council and a Strategic Advisor at the Digiworld Institute, a European think tank where he leads initiatives around connected mobility. We believe that Mr. Taride is well-qualified to serve on our Board due to his wide range of experience in the public and private sector and his leadership roles.

Warren Hosseinion has served as the Chairman of our board since September 2022. Dr. Hosseinion is a co-founder of Apollo Medical Holdings, Inc., has been a member of its board of directors since July 2008, and served as its Chief Executive Officer from July 2008 to December 2017 and Co-Chief Executive Officer from

December 2017 to March 2019. Dr. Hosseinion was Chairman of the board of directors of Clinigence Holdings, Inc. from April 2019 to March 2022, Chief Executive Officer of Clinigence Holdings, Inc. from March 2021 to March 2022, and following a business combination with Nutex Health, Inc. he continues to be a director and President of Nutex Health, Inc. from March 2022 to present. Dr. Hosseinion has also served as Chairman of the Board of Cardio Diagnostics, Inc. from May 2022 to present. In 2001, Dr. Hosseinion co-founded ApolloMed. Dr. Hosseinion received his B.S. in Biology from the University of San Francisco, his M.S. in physiology and biophysics from the Georgetown University Graduate School of Arts and Sciences, his medical degree from the Georgetown University.

Corporate Governance Matters

Number and Terms of Office of Officers and Directors

Our board of directors consists of six members and is divided into three classes with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first Annual Meeting of stockholders) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an Annual Meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, consisting of Mr. Sturisky, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Mr. Taride, will expire at our second annual meeting of stockholders. The term of office of the third class of directors, consisting of Dr. Hosseinion and Mr. Teplis, will expire at the third annual meeting of stockholders.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint officers as it deems appropriate pursuant to our amended and restated certificate of incorporation.

Committees of the Board of Directors

Our board of directors has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors. Dr. Hosseinion, Mr. Taride and Mr. Sturisky serves as members of our audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. Each of Dr. Hosseinion, Mr. Taride and Mr. Sturisky meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Dr. Hosseinion serves as the chairman of the audit committee. Each member of the audit committee is financially literate and our board of directors has determined that Dr. Hosseinion qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•	meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•	monitoring the independence of the independent registered public accounting firm;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•	appointing or replacing the independent registered public accounting firm;

•

determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•

monitoring compliance on a quarterly basis with the terms of the initial public offering and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of the initial public offering; and

•

reviewing and approving all payments made to our existing stockholders, executive officers or directors and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval.

Audit Committee Report

Management has reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 with our audit committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of our audit committee asked for management’s representations and reviewed certifications prepared by the Chief Executive Officer and Chief Financial Officer that the unaudited quarterly and audited annual financial statements of the Company fairly present, in all material respects, the financial condition and results of operations of the Company.

In performing all of these functions, our audit committee acts only in an oversight capacity. The audit committee reviews the Company’s annual reports and its quarterly reports prior to filing with the SEC. In its oversight role, our audit committee relies on the work and assurances of the Company’s management, which has the responsibility for financial statements and reports, and of our independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles. Our audit committee has met and held discussions with management and the Company’s independent registered public accounting firm. Management represented to our audit committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and our audit committee has reviewed and discussed the financial statements with management and our independent registered public accounting firm. Our audit committee also discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting and Oversight Board (“PCAOB”). The Company’s independent registered public accounting firm also provided our audit committee with the written disclosures required by applicable requirements of the PCAOB regarding independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered. In reliance on these reviews, discussions, and the report of our independent registered public accounting firm, our audit committee recommended to our board of directors, and the board of directors approved, that the audited financial statements for the fiscal year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Members of the Audit Committee:

Warren Hosseinion (Chairman)

Hilton Sturisky

Michel Taride

Compensation Committee

We have established a compensation committee of the board of directors. Dr. Hosseinion and Mr. Taride serve as members of our compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Dr. Hosseinion and Mr. Taride are independent.

We adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of all of our other Section 16 executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by our board of directors. Our board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors participating in the consideration and recommendation of director nominees are each of our independent directors, Dr. Hosseinion, Mr. Taride and Mr. Sturisky. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our board of directors.

Code of Ethics

We have adopted a code of ethics applicable to our directors, officers and employees (“Code of Ethics”) that complies with the rules and regulations of Nasdaq. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. We have previously filed copies of our form of Code of Ethics as an exhibit to the registration statement in connection with our initial public offering. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, we undertake to provide a copy of the Code of Ethics without charge upon request from us. You may request a copy of the Code of Ethics by mail at 400 Perimeter Center Terrace Suite 151, Atlanta, Georgia, 30346 or access a copy online at www.altitudeac.com. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Limitation on Liability and Indemnification of Officers and Directors

Our amended and restated certificate of incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our amended and restated certificate of incorporation provides that our directors will not be personally liable for monetary damages to us or our stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation. Our bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the directors’ and officers’ liability insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors. Except with respect to any public shares they may acquire in our initial public offering or thereafter (in the event we do not consummate an initial business combination), our officers and directors have agreed to waive (and any other persons who may become an officer or director prior to the initial business combination will also be required to waive) any right, title, interest or claim of any kind in or to any monies in the trust account, and not to seek recourse against the trust account for any reason whatsoever, including with respect to such indemnification.

Legal Proceedings

There are no material pending legal proceedings to which any of the individuals listed above is party adverse to the Company or has a material interest adverse to the Company.

Shareholder Communications with the Board

We have not implemented a formal policy or procedure by which our shareholders can communicate directly with our board of directors. To date, our efforts have been limited to organizational or incorporation activities as well as activities related to ongoing public reporting obligations. We have not selected any specific business combination target and we have not, nor has anyone on our behalf, initiated any substantive discussions, directly or indirectly, with any business combination target. To date, our efforts have been limited to organizational activities as well as activities related to this offering. We have generated no operating revenues to date and we do not expect that we will generate operating revenues until we consummate our initial business combination.

Executive Compensation

The following section summarizes our executive and director compensation for 2022 and 2021.

Other than consulting fees of $7,500 per month paid to Kevin Schubert, our former Chief Operating Officer, from August 15, 2022 until May 2022, $5,000 per month paid to Adeel Rouf, our former Senior Vice President of Corporate Finance, respectively, from August 15, 2020 until May 2022 and $45,000 due to Adeel Rouf at such time when we complete our business combination none of our executive officers or directors have received any cash compensation for services rendered to us. From December 10, 2020 through the earlier of consummation of our initial business combination and our liquidation, we will pay our Sponsor $10,000 per month for office space, secretarial and administrative services provided to members of our management team. In addition, our Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, executive officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our Sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Certain Relationships and Related Transactions

Founder Shares

On August 12, 2020, our Sponsor purchased an aggregate of 8,625,000 founder shares for an aggregate price of $25,000. On November 30, 2020, our Sponsor surrendered an aggregate of 1,437,500 founder shares to us for no consideration, resulting in our Sponsor holding an aggregate of 7,503,750 founder shares. On December 11, 2020 the underwriters’ partially exercised their over-allotment option, and as a result, 975,000 founder shares were no longer subject to forfeiture and 3,750 founder shares were forfeited for no consideration. Accordingly, this resulted in our Sponsor holding an aggregate of 7,500,000 founder shares. The founder shares will automatically convert into Class A common stock upon the consummation of a business combination on a one-for-one basis, subject to adjustments.

Our Sponsor has agreed, subject to certain limited exceptions, not to transfer, assign or sell any of its founder shares until the earlier to occur of: (A) one year after the completion of a business combination or (B) subsequent to a business combination, (x) if the last sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a business combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Related Party Loans

On August 12, 2020, we issued an unsecured promissory note to our Sponsor (the “Promissory Note”), pursuant to which we could borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest bearing and payable on the earlier of December 31, 2020 or the completion of the initial public offering. As of December 11, 2020, the total amount borrowed under the Promissory Note was $275,000. The Promissory Note was repaid on December 16, 2020.

On December 11, 2020, our Sponsor advanced us an aggregate amount of $634,447. We repaid the advance in full on December 16, 2020.

On December 11, 2020, our Sponsor advanced us an aggregate amount of $634,447. We repaid the advance in full on December 16, 2020.

At December 31, 2022, the Company owed the Sponsor or its affiliates an aggregate of $802,644 related to advances. In addition, in order to finance transaction costs in connection with a business combination, our Sponsor or an affiliate of our Sponsor, or certain of our officers and directors may, but are not obligated to, provide us with Working Capital Loans. If we complete a business combination, we would repay the Working Capital Loans out of the proceeds of the trust account released to us. Otherwise, the Working

Capital Loans would be repaid only out of funds held outside the trust account. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants at a price of $1.00 per warrant. The warrants would be identical to the private placement warrants. At December 31, 2022, no Working Capital Loans were outstanding.

Administrative Services Agreement

We entered into an agreement with an affiliate of our Sponsor whereby, commencing on December 9, 2020 through the earlier of the consummation of a business combination and our liquidation, we agreed to pay the affiliate $10,000 per month for office space, utilities and secretarial and administrative support.

We recognized an aggregate of $120,000, in expenses incurred in connection with the aforementioned arrangements with the related parties on our Statements of Operations for the years ended December 31, 2022 and 2021.

Independent Public Accountant

WithumSmith+Brown, PC (“Withum”) has audited our financial statements for the fiscal years ended December 31, 2022 and 2021. A representative of Withum is not expected to be present at the Annual Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees billed by Withum required filings with the SEC for the years ended December 31, 2022 and 2021 totaled $40,560 and $76,735, respectively.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. For the years ended December 31, 2022 and 2021, we did not pay Withum any audit-related fees.

Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. For the years ended December 31, 2022 and 2021, we did not pay Withum any tax fees.

All Other Fees. All other fees consist of fees billed for all other services. For the years ended December 31, 2022 and 2021, we did not pay Withum any other fees.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal or the Director Election Proposal. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal or the Director Election Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Annual Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. As of the date of this proxy statement, the Sponsor holds approximately 82% of the Company’s outstanding common stock and will be able to approve the Adjournment Proposal even if no public shares are voted in favor of such proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal—Interests of the Company’s Directors and Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of March 16, 2023, the Record Date of the Annual Meeting, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 9,172,102 shares of common stock issued and outstanding as of March 16, 2023, consisting of 1,672,102 shares of Class A common stock and 7,500,000 shares of Class B common stock.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	NUMBER OF SHARES BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING COMMON STOCK
Directors and Executive Officers
Gary Teplis(2)	7,500,000	82%
Farris Griggs	—	—
Hilton Sturisky	—	—
Michel Taride	—	—
Warren Hosseinion	—	—

All executive officers and directors and director nominees as a group (five individuals)	7,500,000	82%
Five Percent Stockholders
Altitude Acquisition Holdco LLC (our Sponsor)(2)	7,500,000	82%

(1)	The principal business address of each of the following entities or individuals is c/o Altitude Acquisition Corp., 400 Perimeter Center Terrace Suite 151 Atlanta, Georgia 30346.
(2)

Represents shares of Class B common stock held by Altitude Acquisition Holdco LLC, our Sponsor. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment. Mr. Teplis is the sole managing member of Altitude Acquisition Holdco LLC. Mr. Teplis has sole voting and investment discretion and sole dispositive power with respect to the common stock held of record by Altitude Acquisition Holdco LLC. Each of our officers and directors other than Mr. Teplis disclaims any beneficial ownership of any shares held by Altitude Acquisition Holdco LLC. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

SHAREHOLDER PROPOSALS

If the Extension is implemented, the Company intends to hold a special meeting of stockholders for the purpose of approving its initial business combination and related transactions. The Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual meeting following the completion of an initial business combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a shareholder and you want to nominate a person for election to our Board or present a matter of business to be considered, under the charter you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given by November 23, 2023.

If the Extension is not implemented, and the Company does not consummate an initial business combination by April 11, 2023, then the Company will cease all operations except for the purpose of winding up and there will be no further annual or Annual Meetings.

DISCRETIONARY VOTING OF PROXIES

Pursuant to Rule 14a-4 promulgated by the SEC, stockholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the Annual Meeting with respect to any proposal presented by a stockholder at the meeting, without any discussion of the proposal in our proxy statement for the meeting, unless we received notice of such proposal at our principal office prior to March 16, 2023.

OTHER MATTERS

Our Board knows of no matter that will be presented for consideration at the Annual Meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

OTHER SHAREHOLDER COMMUNICATIONS WITH OUR BOARD

Our Board provides a process for shareholders and interested parties to send communications to the Board. Shareholders and interested parties may communicate with our Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Altitude Acquisition Corp., 400 Perimeter Center Terrace, Suite 151, Atlanta, Georgia 30346. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 400 Perimeter Center Terrace, Suite 151, Atlanta, Georgia 30346, (800) 950-2950, Attn: Gary Teplis, President and Chief Executive Officer.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the proposals herein by contacting us at the following address or telephone number:

Altitude Acquisition Corp.

400 Perimeter Center Terrace, Suite 151

Atlanta, Georgia 30346

Attn: Gary Teplis

Telephone: (800) 950-2950

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: ALTU.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than March 31, 2023 (one week prior to the date of the Annual Meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALTITUDE ACQUISITION CORP.

Altitude Acquisition Corp. (the “Corporation”), a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.	The name of the Corporation is Altitude Acquisition Corp.

2.

The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on August 12, 2020. The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 8, 2020 and was subsequently amended by the filing of the first certificate of amendment on June 10, 2022 and October 6, 2022 (as amended, the “Amended and Restated Certificate of Incorporation”).

3.	This Third Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.

This Third Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock in regards to amendments to Section 9.1(b), Section 9.2 (a), (d), (e) and (f) and Section 9.7 and duly adopted by the affirmative vote of both (x) a majority of the holders of outstanding common stock voting together as a single class and (y) a majority of the outstanding Class B common stock voting as a separate class vote in regards to the amendment to Section 4.3(b)(i) at a meeting of stockholders in accordance with the Amended and Restated Certificate of Incorporation and the provisions of Section 242 the DGCL.

5.	The text of Section 4.3(b)(i) of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

“Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time at the election of holder of such shares of Class B Common Stock and (B) automatically on the closing of the Business Combination.”

6.	The text of Section 9.1(b) of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 25, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by May 11, 2023 (the “completion window”) (or up to December 11, 2023, if applicable under this section 9.1(b)) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the

Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders”. In the event that the Corporation has not consummated an initial Business Combination by the completion window, the Board may, without another stockholder vote, elect to extend the period of time to consummate a Business Combination on a monthly basis for up to eight (8) times by an additional one month each time, by resolution of the Board if requested by Altitude Acquisition Holdco LLC (the “Sponsor”), and upon five days’ advance notice prior to the applicable completion window, until December 11, 2023.”

7.	The Redemption Limitation shall be removed from the Amended and Restated Certificate as follows:

a.	The text of Section 9.2(a) of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”).”

b.	The text of Section 9.2(e) of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”

c.	Section 9.2(f) of the Amended and Restated Certificate shall be deleted in its entirety.

8.	The text of Section 9.2(d) of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination by May 11, 2023 (or up to December 11, 2023, if applicable under section 9.1(b)), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

9.	The text of Section 9.7 of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by May 11, 2023 (or up to December 11, 2023, if applicable under section 9.1(b)) or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.”

IN WITNESS WHEREOF, the Corporation has caused this Third Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by an authorized officer as of this [        ] day of [                ], 2023.

Gary Teplis
President and Chief Executive Officer

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

ALTITUDE ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary Teplis and Warren Hosseinion, and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of Altitude Acquisition Corp., a Delaware corporation (the “Company”), that the undersigned is entitled to vote (the “Shares”) at the annual meeting of stockholders of the Company, to be held on April 7, 2023 at 10 a.m. Eastern Time, virtually over the internet at https://www.cstproxy.com/altitudeac/2023 (the “Annual Meeting”), and at any adjournments and/or postponements thereof.
The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for the Annual Meeting.

THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on
April 7, 2023

The notice of Annual Meeting of stockholders, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K
for the year ended December 31, 2022 are available at: https://www.cstproxy.com/altitudeac/2023

Please mark vote as indicated in this example

ALTITUDE ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5.

1.  To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation, as amended (our “charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from April 11, 2023 monthly up to eight (8) times for an additional one month each time, December 11, 2023 (the “Extended Date”) (the “Extension Amendment Proposal”).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.  To amend (the “Founder Share Amendment”) the charter to provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (“Class B common stock”) to convert their shares of Class B common stock into shares of Class A common stock of the Company, par value $0.0001 per share (“Class A common stock”) on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.  To amend (the “Redemption Limitation Amendment”) the charter to delete: (i) the limitation that the Company shall not consummate a business combination if it would cause the Company’s net tangible assets to be less than $5,000,001; and (ii) the limitation that the Company shall not redeem public shares that would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions (the “Redemption Limitation Amendment Proposal”).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. To re-elect Hilton Sturisky as a Class I director to serve for a term of three years or until his successor is duly elected or appointed and qualified (the “Director Election Proposal”).	FOR ☐	WITHHOLD ☐

5.  To approve the adjournment of the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, Founder Share Amendment Proposal, Redemption Limitation Amendment Proposal, or Director Election Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated: , 2023

Signature

(Signature if held Jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5. If any other matters properly come before the Annual Meeting, unless such authority is withheld on this proxy card, the proxies named above will vote on such matters in their discretion.